Balances and Transactions with Related Parties - Summary of Compensation Received by Key Management Personnel (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
BALANCES AND TRANSACTIONS WITH RELATED PARTIES
Remuneration	$ 1,528	$ 1,988	$ 2,924
Short-term benefits for employees	350	394	411
Other long-term benefits	79	434	470
Total	1,957	$ 2,816	$ 3,805
Guaranteed to key management personnel	$ 0